SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2002

GENEVA STEEL HOLDINGS CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	0-31020	87-0665504

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 South Geneva Road, Vineyard, UT	84058

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(801) 227-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On October 22, 2002, Geneva Steel Holdings Corp (the “Company”) issued the press release attached hereto as Exhibit 99.1 regarding the withdrawal of the potential lender for the business plan of the Company’s wholly-owned subsidiary, Geneva Steel LLC (“Geneva”).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The Exhibits listed on the Exhibit Index of this Form 8-K is filed herewith.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA STEEL HOLDINGS CORP (Registrant)

Date: October 23, 2002	By:	/s/ Stephen M. Bunker

Stephen M. Bunker Vice President of Finance

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EXHIBIT INDEX

99.1	Press release issued by the Company on October 22, 2002.

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